SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

          Texas                     1-6402-1                    74-1488375
(State or other jurisdiction      (Commission               (I. R. S. employer
    of incorporation)             file number)            identification number)

   1929 Allen Parkway, Houston, Texas                              77019
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141

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Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1  Press  release,   dated  May  8,  2003,  issued  by  Service   Corporation
International


Item 9. Regulation FD Disclosure (Information provided under Item 12 - Disclosure of Results of Operations and Financial Condition)

      On May 8, 2003, Service Corporation International issued a press release disclosing its financial results for the first quarter of 2003. The May 8, 2003 press release is furnished as Exhibit 99.1 to this Form 8-K.

      The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 8, 2003                            SERVICE CORPORATION INTERNATIONAL

                                       By: /s/ Eric D. Tanzberger
                                       ----------------------------------------
                                       Eric D. Tanzberger
                                       Vice President and Corporate Controller


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                                  Exhibit Index

            Exhibit Number                           Description
            --------------                           -----------
            99.1 Press release, dated May 8, 2003, issued by Service Corporation International


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